EXHIBIT 99.1


                                     CONSENT



     Pursuant to Rule 438 of the General Rules and Regulations under the Securities Act of 1933, I hereby consent to being named in the Proxy Statement\Prospectus included in the Registration Statement on Form S-4 to which this consent is an exhibit and confirm my consent to serve as a director of Bay View.



By: /s/ WAYNE L. KNYAL                         Dated: July 12, 1999
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      Wayne L. Knyal